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                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K
                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) January 24, 1997




                        PUBLIX SUPER MARKETS, INC.
           ----------------------------------------------------
          (Exact Name of Registrant as Specified in Its Charter)




                                  Florida
               ---------------------------------------------
              (State or Other Jurisdiction of Incorporation)



          0-981                                        59-0324412
   ------------------------                ---------------------------------
   (Commission File Number)                (IRS Employer Identification No.)



                       1936 George Jenkins Boulevard
                         Lakeland, Florida  33815
               --------------------------------------------
           (Address of Principal Executive Offices and Zip Code)

                              (941) 688-1188
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)









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Item 5.   Other Events.

      In Item 3 of the Company's Form 10-K for the fiscal year ended December 30, 1995, the Company described class action litigation against the Company (the "Shores" case) involving alleged violations of the Federal Civil Rights Act and Florida law with respect to certain of the Company's retail employees and described certain other allegations resulting from a notice of charge (the "Charge") issued by the Equal Employment Opportunity Commission (the "EEOC").

      On January 24, 1997, the Company, the EEOC and the plaintiffs in the Shores case entered into a settlement agreement (the "Shores Agreement") with respect to all matters related to the case. The parties will now seek formal approval of the settlement from the Federal District Court of the Middle District of Florida.

      Under the Shores Agreement, the Company will pay $81.5 million to the plaintiffs, their counsel and other class members. The Company agreed to establish a formal system by which employees will be considered for promotion. Promotions will be based on qualifications and expressed interest of employees. The Company has also agreed to make certain other procedural changes.

      Also on January 24, 1997, the Company agreed with the EEOC (the "EEOC Agreement") to settle all pending EEOC charges related to gender and race discrimination that were not included with the Shores Agreement. Under the EEOC Agreement, the Company agreed to pay an additional $3.5 million to members of the affected classes. The Company also agreed to follow procedures with respect to class members similar to those established under the Shores Agreement.

       The  settlement  agreements  recognize  that  the  Company
continues   to   deny  that  it  has  engaged  in  any   unlawful
discriminatory activity.

      The Company will pay the settlements from liquid investment funds currently on hand and the settlements will be charged against the Company's fiscal 1996 fourth quarter results. Management does not believe that the settlements will cause any cash flow or liquidity problems or will have any material impact on the Company's future financial results.



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                PUBLIX SUPER MARKETS, INC.



Dated: January 27, 1997    By:  /s/William H. Vass
                                -----------------------------------------
                                William H. Vass, Executive Vice President













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